Exhibit 99.1

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Gaining Momentum
Insituform Technologies

Sewer Market

(3%) Poor
Very Poor (2%)
(3%) Fair
Life Elapsed (5%)
(19%) Good
Excellent (69%)
1980
Very Poor (2%)
Life Elapsed (7%)
(14%) Poor
Excellent (43%)
(18%) Fair
(17%) Good
2000
Life Elapsed (9%)
Very Poor (23%)
Excellent (33%)
(13%) Poor
Good (11%)
(12%) Fair
2020

Percentage of Pipe by Classification

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Gaining Momentum
Insituform Technologies

Insituform's Three Distinct Business Segments

77%

Sewer Rehabilitation

"CIPP"

18%

Tunneling

"Affholder"

5%

Industrial Pipe Rehabilitation

"United Pipelines"

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Gaining Momentum
Insituform Technologies

Growth

Technological Innovation

Operational Excellence

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Gaining Momentum
Insituform Technologies [logo]

Gaining Momentum
Insituform Technologies [logo]

This communication contains statements and information that constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on Insituform's current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include, without limitation, the company's expectations regarding the growth of its markets and the results to be achieved from its initiatives.
Insituform assumes no obligation and expressly disclaim any duty to update the information contained herein except as required by law. Investors are advised to review the Company's annual, quarterly and periodic reports filed with the
Securities and Exchange Commission.

Gaining Momentum
Insituform Technologies [logo]

•  1972 EPA Clean Water Act

•  Sanitary Sewer Overflows

•  Infiltration

[photo]    [photo]    [photo]    [photo]

Gaining Momentum
Insituform Technologies [logo]

Insituform’s Core Business

•  Invented the industry in 1971

•  Leading market share (worldwide)

•  Operating in 25 countries on 4 continents

•  Worldwide name brand/name recognition

•  Technology leader (numerous patents)

•  Vertically integrated

•  Anticipate 15% growth (in an 8% market)

Gaining Momentum
Insituform Technologies [logo]

Sewer Market

•  Sewer rehab spending currently projected to grow between 8% and 10%

•  Sewer construction & rehabilitation grew 19% during first 6 months of ’05 - McGraw Hill

•  Insituform’s sewer rehab growth outpaces market growth

[photo]

Gaining Momentum
Insituform Technologies [logo]

Sewer Market

•  Wastewater systems received a D- on the ASCE 2005 Report Card for American Infrastructure

•  EPA estimates by 2020, 45% of all sewer pipes will be categorized in poor or worse condition

[pie chart] [pie chart] [pie chart]

Gaining Momentum
Insituform Technologies [logo]

Funding Gap

•  Need is far outpacing current demand

•  Municipalities are left to foot the bill with little help from federal government

-  User fees

-  Revenue bonds

-  Grants, loans, aid

•  Water groups have proposed water trust fund

Gaining Momentum
Insituform Technologies [logo]

International Water & Sewer Market

•	U.S. makes up 4.6% of world’s population

•	Water loss is a multi Billion dollar problem

•	Today in the US, the wastewater rehab market is currently 5 times larger than the water rehab market. Outside the US, this statistic is reversed

•	International opportunities, especially new markets, are primarily water rehab	[photo]

Gaining Momentum
Insituform Technologies [logo]

Insituform’s Three Distinct Business Segments

[77% photo]	[18% photo]	[5% photo]
Sewer Rehabilitation	Tunneling	Industrial Pipe Rehabilitation
“CIPP”	“Affholder”
“United Pipelines”

Gaining Momentum
Insituform Technologies [logo]

Repositioning Insituform

•   New CEO - July 2003

›  Growth

›  Technological innovation

›  Operational excellence

Phase I ›	Growth Issues ›	Phase II

Gaining Momentum
Insituform Technologies [logo]

Phase I

 › Re-established sales growth @ 15%

 › Improved safety by 80%

 › Advanced “steam” technology

 › Improved cash management

 › Improved cost of quality 30%

 › Streamlined logistics (trucking and wet-out)

 ›  Expanded and improved manufacturing facilities

 › Cut healthcare costs significantly

 › Improved training

Gaining Momentum
Insituform Technologies [logo]

Growth

Technological Innovation

Operational Excellence

[photo] [photo] [photo]